Changing Parameters Portfolio

(a series of the Northern Lights Variable Trust)

Supplement dated October 9, 2014 to the Prospectus

dated May 1, 2014

The purpose of this supplement is to describe the maximum amount of permitted borrowing of the Changing Parameters Portfolio (the “Portfolio”).  Effective immediately, the following replaces the first full paragraph under Principal Investment Strategies on page 1 of the Statutory Prospectus:

The Portfolio seeks to achieve its investment objective by investing primarily in a combination of long and short positions in equity securities (which may include common stocks, preferred stocks, shares of open-end and closed-end investment companies and exchange-traded Portfolios ("ETFs")), futures contracts, options on futures contracts and U.S. Treasury instruments.  The open-end and closed-end investment companies may include those that invest in equity and fixed income securities (including lower rated, high yield "junk" bonds).  The Portfolio defines high yield junk bonds as those rated below Baa3 by Moody's Investors Service or below BBB- by Standard and Poor's Rating Group, or if unrated, determined by the adviser to be of similar quality.  The ETFs and other investment companies are referred to as “Underlying Portfolios” in this Prospectus. The Portfolio may borrow amounts of up to 331⁄3% of its total assets, less liabilities other than such borrowings, to take advantage of leverage opportunities by buying additional securities when the Portfolio’s adviser deems it advisable and to increase liquidity to meet redemption requests.

Effective immediately, the following replaces the first full paragraph under Principal Investment Strategies on page 8 of the Statutory Prospectus:

The Portfolio is authorized to borrow, in accordance with Section 18(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), an amount up to 331⁄3% of its total assets, less liabilities other than such borrowings, to increase liquidity to meet redemption requests and to take advantage of leverage opportunities by buying additional securities when the adviser deems it advisable.  This permits the Portfolio to meet liquidity needs or take advantage of leverage opportunities when the adviser does not deem it advisable to sell the securities positions held by the Portfolio.  By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid and any related fees.  If the value of the securities purchased declines, the Portfolio would face decreased returns as well as the costs of the borrowing.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional information dated May 1, 2014, which provides information that you should know about the Portfolio before investing. These documents are available upon request and without charge by calling the Portfolio toll-free at 1-866-618-3456.

Please retain this Supplement for future reference.